SCHEDULE 14C INFORMATION

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Definitive Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

MY SIZE, INC.

(Name of Registrant As Specified In Charter)

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MY SIZE, INC.

3 ARAVA ST., POB 1026

AIRPORT CITY, ISRAEL 7010000

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Airport City, Israel

*, 2017

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of My Size, Inc., a Delaware corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (collectively, the “Corporate Actions”) taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

1. Approve an amendment to the Company’s 2017 Consultant Equity Incentive Plan to increase the reservation of Common Stock for issuance thereunder to 4,500,000 shares from 3,000,000 shares;

2. Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares; and

3. Grant discretionary authority to the Company’s Board of Directors to (A) amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-10 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company's transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-10, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date.

The purpose of this Information Statement is to notify our stockholders that on November 8, 2017, the stockholders holding a majority of the voting power of our issued and outstanding shares of Common Stock executed a written consent approving the Corporate Actions. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Delaware law and the Company’s Certificate of Incorporation and Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our Common Stock of record at the close of business on November 8, 2017 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of Common Stock of record as of November 8, 2017 on or about *, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Eli Walles
Eli Walles
Chairman of the Board

MY SIZE, INC.

3 ARAVA ST., POB 1026

AIRPORT CITY, ISRAEL 7010000

INFORMATION STATEMENT

GENERAL INFORMATION

My Size, Inc. (the “Company”) is a Delaware corporation with its principal executive offices located at 3 Arava St., pob 1026, Airport City, Israel 7010000. The Company’s telephone number is 972-3-600-9030. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the board of directors (the “Board of Directors” or “Board”) to notify them about certain actions that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on November 8, 2017, and will be effective on a date that is at least 20 days after the mailing of this Information Statement.

On November 8, 2017 and December 14, 2017, the Stockholders of a majority of the Company’s outstanding voting capital stock and the Board of Directors of the Company approved, by written consent in lieu of a meeting, the below-mentioned actions. Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the actions.

November 8, 2017 is the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14 of the Exchange Act to the Stockholders of the Company to notify such Stockholders of the following actions to be taken on or about *, 2018 (collectively, the “Corporate Actions”):

1. Approve an amendment to the Company’s 2017 Consultant Equity Incentive Plan to increase the reservation of common stock, par value $0.001 per share (the “Common Stock”) for issuance thereunder to 4,500,000 shares from 3,000,000 shares;

2. Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares; and

3. Grant discretionary authority to the Company’s Board of Directors to (A) amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-10 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company's transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-10, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. This Information Statement will serve as written notice to Stockholders pursuant to the Delaware General Corporation Law (“DGCL”).

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of the corporate actions taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Corporate Actions as outlined in this Information Statement, which actions will be effective on a date that is at least 20 days after the mailing of this Information Statement.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Corporate Actions. Under the DGCL, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 18,394,817 shares of Common Stock.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following proposals:

1. Approve an amendment to the Company’s 2017 Consultant Equity Incentive Plan to increase the reservation of Common Stock for issuance thereunder to 4,500,000 shares from 3,000,000 shares (Proposal 1);

2. Approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares (Proposal 2); and

3. Grant discretionary authority to the Company’s Board of Directors to (A) amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-10 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company's transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-10, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (Proposal 3).

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTION?

No further vote is required for approval of the Corporate Actions.

WHO IS PAYING THE COST OF THIS INFORMATION STATEMENT?

We will pay for preparing, printing and mailing of this information statement. Our costs are estimated at approximately $10,000.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 50,000,000 shares common stock, par value $0.001 per share. As of the Record Date, 18,394,817 shares of Common Stock were issued and outstanding.

Each share of outstanding Common Stock is entitled to one vote on matters submitted to the Stockholders.

The following Stockholders voted in favor of the Corporate Actions:

Common Stock Votes

Name	Number of Votes	Percentage of Total Votes
Avraham Radin	152,105	0.83%
BYND - Beyond Solutions Ltd.	233,000	1.27%
Shlomo Zalman Shenker	212,484	1.16%
Prolific Group LLC	341,000	1.85%
Flowers for Me TZLIL Ltd.	218,750	1.19%
Shoshana Zigdon	3,500,000	19.03%
Ronen Luzon (1)	1,755,950	9.55%
Boaz Yelinevitz	876,142	4.76%
North Empire LLC	483,095	2.63%
Israel Levi	1,437,850	7.82%
TOTAL	9,210,376	50.07%

(1) Ronen Luzon is the Chief Executive Officer of the Company.

Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on or about *, 2018.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the laws of the State of Delaware.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date:

●	by each person who is known by us to beneficially own more than 5% of our Common Stock;

●	by each of our officers and directors; and

●	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o My Size, Inc., 3 Arava St., pob 1026, Airport City, Israel 7010000.

Name of Beneficial Owner	Amount of Beneficial Ownership(1)		Percent of Class(2)
Directors and Officers:
Eliyahu Walles	0	(3)	0
Ronen Luzon	1,755,950	(4)	9.55%
Or Kles	28,333	(5)	*
Billy Pardo	1,755,950	(6)	9.55%
Arik Kaufman	0	(7)	0
Oren Elmaliah	0	(8)	0
Oron Branitzky	0	(9)	0
Officers and directors as a group (7 persons)	1,784,283		9.69%
5% Stockholders:
Shoshana Zigdon	3,500,000		19.03%
Israel Levi	1,437,850		7.82%

* less than 1%.

(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based upon 18,394,817 shares of Common Stock issued and outstanding as of the Record Date.

(3) Excludes options to purchase up to 300,000 shares of the Company’s common stock which vest in full on January 24, 2018.

(4) Includes 1,755,950 shares of Common Stock. Excludes (i) options to purchase up to 150,000 shares of the Company’s Common Stock which vest in full on January 24, 2018 and (ii) options to purchase up to 150,000 shares of the Company’s Common Stock which vest in full on January 24, 2018 which are held by Billy Pardo, Ronen Luzon’s spouse.

(5) Includes an option to purchase 28,333 shares of the Company’s Common Stock. Excludes (i) an option to purchase up to 28,333 shares of the Company’s Common Stock which vest in full on May 1, 2018 and (ii) an option to purchase up to 28,334 shares of the Company’s common stock which vest in full on May 1, 2019.

(6) Includes 1,755,950 shares of common stock which are held by Ronen Luzon, Billy Pardo’s spouse. Excludes (i) options to purchase up to 150,000 shares of the Company’s Common Stock which vest in full on January 24, 2018 and (ii) options to purchase up to 150,000 shares of the Company’s Common Stock which vest in full on January 24, 2018 which are held by Ronen Luzon, Billy Pardo’s spouse.

(7) Excludes options to purchase up to 10,000 shares of the Company’s Common Stock which vest in full on July 24, 2018.

(8) Excludes options to purchase up to 10,000 shares of the Company’s Common Stock which vest in full on July 24, 2018.

(9) Excludes options to purchase up to 10,000 shares of the Company’s Common Stock which vest in full on July 24, 2018.

PROPOSAL 1:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 CONSULTANT EQUITY INCENTIVE PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 4,500,000 SHARES FROM 3,000,000 SHARES

The Company’s 2017 Consultant Equity Incentive Plan (the “2017 Consultant Plan”) was approved by our Board and by our Stockholders and went into effect as of March 21, 2017. On November 8, 2017 and December 14, 2017, the Stockholders of a majority of the Company’s outstanding voting capital stock and the Board approved, by written consent in lieu of a meeting, an amendment (the “Plan Amendment”) to the 2017 Consultant Plan to increase the number of shares available for issuance thereunder to 4,500,000 from 3,000,000 in support of the Company’s growth and desire to attract qualified consultants and advisors.

In determining the amount of the increase contemplated by the Plan Amendment to the 2017 Consultant Plan, the Board took into consideration the desire to continue to retain the flexibility to offer incentives to its current and future consultants and advisors. The Plan Amendment will become effective on a date that is at least 20 days after the mailing of this Information Statement.

Reasons for the Proposed Plan Amendment

The purpose of this increase is to continue to be able to attract qualified consultants and advisors. On a date that is at least 20 days after the mailing of this Information Statement, additional shares of Common Stock will be reserved for issuance under the 2017 Consultant Plan which will enable us to continue to grant equity awards to our current and future consultants and advisors at levels determined by the Board that the Board deems are necessary to attract and motivate such consultants and advisors who are or will be critical to our success in achieving our business objectives and thereby creating greater value for all our Stockholders. Furthermore, we believe that equity compensation aligns the interests of our advisors and consultants with the interests of our other Stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants and other forms of equity awards such as restricted stock awards have been critical in attracting and retaining qualified consultants and advisors and aligning their interests with those of our Stockholders, and focusing such consultants and advisors on our long-term growth. Approval of the Plan Amendment will permit us to continue to use stock-based compensation to align consultant and advisors interests with those of our Stockholders.

Description of Our 2017 Consultant Plan

Set forth below is a summary of the 2017 Consultant Plan, but this summary is qualified in its entirety by reference to the full text of the 2017 Consultant Plan, a copy of which can be found as Exhibit C  to our Definitive Proxy Statement for the Annual Meeting of Stockholders held March 21, 2017, filed with the SEC on March 2, 2017.

Shares Available

The 2017 Consultant Plan currently authorizes the issuance of 3,000,000 shares of Common Stock. As of the Record Date, awards covering an aggregate of 2,190,0001 shares were granted under the 2017 Consultant Plan and 810,0002 shares were available for future awards under the 2017 Consultant Plan. On a date that is at least 20 days after the mailing of this Information Statement, the 2017 Consultant Plan will authorize the issuance of 4,500,000 shares of Common Stock.

If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the Common Stock subject to such award will again be made available for future grant. However, shares that are used to pay the exercise price of an option or that are withheld to satisfy a participant’s tax withholding obligation will not be available for re-grant under the 2017 Consultant Plan.

1 Excludes (i) options to purchase 1,230,000 shares issued pursuant to the Company’s 2017 Consultant Plan of which 390,000 are subject to TASE approval and 840,000 are subject to TASE approval and an increase in the common stock reserve pursuant to the 2017 Consultant Plan (see Proposal 1) and (ii) options to purchase an aggregate of 150,000 shares issued pursuant to the 2017 Consultant Plan which are subject to approval by TASE and an increase in the common stock reserve pursuant to the 2017 Consultant Plan (see Proposal 1).

2 See footnote 1 above.

If there is any change in the Company’s corporate capitalization or structure, the Committee (as defined below) in its sole discretion may make substitutions or adjustments to the number of shares of Common Stock reserved for issuance under the 2017 Consultant Plan, the number of shares covered by awards then outstanding under the 2017 Consultant Plan, the limitations on awards under the 2017 Consultant Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2017 Consultant Plan will have a term of ten years and no further awards may be granted under the 2017 Consultant Plan after that date.

Administration

The Company’s Compensation Committee (the “Committee”) administers the 2017 Consultant Plan. The Committee has the authority, without limitation to (i) to designate participants to receive awards, (ii) determine the types of awards to be granted to participants, (iii) determine the number of shares of Common Stock to be covered by awards, (iv) determine the terms and conditions of any awards granted under the 2017 Consultant Plan, (v) determine to what extent and under what circumstances awards may be settled in cash, shares of Common Stock, other securities, other awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2017 Consultant Plan and any instrument or agreement relating to, or award granted under, the 2017 Consultant Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the 2017 Consultant Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2017 Consultant Plan. The Committee has full discretion to administer and interpret the 2017 Consultant Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Advisors and consultants of the Company or their affiliates are eligible to participate in the 2017 Consultant Plan. The Committee has the sole and complete authority to determine who will be granted an award under the 2017 Consultant Plan; however, the Committee may delegate such authority to one or more officers of the Company pursuant to the terms of the 2017 Consultant Plan.

Awards Available for Grant

The Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year awards (i) for more than 50% of the available shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2017 Consultant Plan and the disposition of shares acquired pursuant to the exercise of such awards. This summary is intended to reflect the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Pursuant to Section 15(e) of the 2017 Consultant Plan, the Committee may, in its sole discretion, amend the terms of the 2017 Consultant Plan or outstanding awards (or establish a sub-plan) with respect to such participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such participants or the Company. The Company operates in Israel, and the applicable tax consequences for participants may be Israeli tax consequences.

Options

Options issued to consultants and advisors under the 2017 Consultant Plan shall be non-qualified stock options. No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date the shares of Common Stock subject to the award are transferred to the participant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m) of the Code

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The 2017 Consultant Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the 2017 Consultant Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the Plan Amendment to the 2017 Consultant Plan. Set forth below is information on grants under the 1,500,000 shares to be added to the 2017 Consultant Plan pursuant to the Plan Amendment to consultants and advisors of the Company. Awards granted under the 2017 Consultant Plan will not vest prior to the date that is at least 20 days after the mailing of this Information Statement.

Name	Number of Shares	Number of Options
S&J Capital Corp.		840,000
Beverly Camhe		50,000
Emme Aronson		50,000
Susan Moses		50,000

PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES

On November 8, 2017 and December 14, 2017, the Stockholders of a majority of the Company’s outstanding voting capital stock and the Board of Directors approved, by written consent in lieu of a meeting, an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares (the “Amendment”). The Amendment will become effective upon filing with the Delaware Secretary of State.

The form of Amendment to be filed with the Delaware Secretary of State is set forth in Appendix A to this Information Statement (subject to any changes required by applicable law and provided that, since Proposals 2 and 3 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This Common Stock increase and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. (A separate proposal approved by the Stockholders, however, approved a Reverse Stock Split, which would reduce the number of issued shares. See Proposal No. 3.) The relative rights and limitations of the shares of Common Stock will remain unchanged under this Amendment.

Reasons for the Amendment

The Board believes that the availability of additional authorized shares of Common Stock will provide the Company with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, licensing agreements, acquisitions, or other distributions. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of Common Stock authorized by the Amendment.

Effects of the Amendment

Following the filing of the Amendment with the Delaware Secretary of State, we will have the authority to issue 50,000,000 additional shares of Common Stock. Subject to limitations imposed by The NASDAQ Stock Market (“NASDAQ”), these shares may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of the Company.

In addition, the Amendment could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The Amendment has been prompted by business and financial considerations.

The Amendment will not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s Common Stock. However, the issuance of additional shares of Common Stock authorized by the Amendment may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company’s Common Stock.

Procedure for Implementing the Amendment

The increase in authorized Common Stock will become effective upon the filing or such later time as specified in the filing of the Amendment with the Delaware Secretary of State. The form of the Amendment is attached hereto as Appendix A. The exact timing of the filing of the Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

PROPOSAL 3:

GRANT OF AUTHORITY FOR A REVERSE SPLIT OF

THE COMPANY’S COMMON STOCK

On November 8, 2017  and December 14, 2017, the Stockholders of a majority of the Company’s outstanding voting capital stock and the Board of Directors approved, by written consent in lieu of a meeting, an amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the Company’s issued and outstanding Common Stock as described below (the “Reverse Stock Split Amendment”).

The form of Reverse Stock Split Amendment to be filed with the Delaware Secretary of State is set forth in Appendix B (subject to any changes required by applicable law and provided that, since Proposals 2 and 3 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

Approval of the proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, provided that the Board of Directors determines to effect the Reverse Stock Split and such amendment is filed with the appropriate authorities in the State of Delaware no later than one year after the Record Date. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds one-for-ten. We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our Stockholders.  In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

●	the initial or continuing listing requirements of various stock exchanges, including The NASDAQ Capital Market;

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than two and no more than ten shares of existing Common Stock, as determined by our Board of Directors, will be combined into one (1) share of Common Stock.  The Company shall not effect Reverse Stock Splits that, in the aggregate, exceed one-for-ten. Our Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by holder entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle holders to receive from the Company transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number. The amendment to our Certificate of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our Stockholders and all of the other proposed amendments at different ratios will be abandoned.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to make the Common Stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price and bid price of our Common Stock to regain compliance with the continued listing requirements of NASDAQ.

On September 26, 2017, the Company received a written notice from NASDAQ that it is not in compliance with NASDAQ Listing Rule 5550(a)(2), as the minimum bid price of the Company’s Common Stock had been below $1.00 per share for 30 consecutive business days. In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until March 26, 2018, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s Common Stock must meet or exceed $1.00 per share for at least 10 consecutive business days during this 180 calendar day period. In the event we do not regain compliance by March 26, 2018, we may be eligible for an additional 180 calendar day grace period if we meet the continued listing standards, with the exception of bid price, for the NASDAQ Capital Market, and we provide written notice to NASDAQ of our intention to cure the deficiency during the second compliance period.

Reducing the number of outstanding shares of Common Stock should, absent other factors, generally increase the per share market price of the Common Stock. Although the intent of the Reverse Stock Split is to increase the price of the Common Stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s Common Stock will be sufficient for the Company to regain compliance with the NASDAQ minimum bid price requirement.

In addition, the Company believes the Reverse Stock Split will make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make the Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Splits, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Splits, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of NASDAQ or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of the Reverse Stock Split Amendment with the Delaware Secretary of State. The form of the Reverse Stock Split Amendment is attached hereto as Appendix B. The exact timing of the filing of the Reverse Stock Split Amendment and the ratio of the Reverse Stock Split (within the approved range) will be determined by our Board of Directors based on its evaluation as to when such action and at what ratio will be the most advantageous to the Company and our stockholders.  In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.  If the Reverse Stock Split Amendment has not been filed with the Delaware Secretary of State within one year from the Record Date, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of ten shares in aggregate of existing Common Stock will be combined into one (1) new share of Common Stock.  Based on 18,394,817 shares of Common Stock issued and outstanding as of the Record Date, immediately following the reverse split the Company would have approximately 9,197,408 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, approximately 3,678,963 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-5, and approximately 1,839,481 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-10, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 3,678,963 and 1,839,481 shares. The foregoing does not give effect to (i) 3,115,5003 shares of Common Stock issuable upon exercise of outstanding options as of the Record Date and (ii) 2,480,6054 shares of Common Stock issuable upon exercise of outstanding warrants as of the Record Date.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “— Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number.  In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act and our Common Stock will continue to be quoted on The NASDAQ Capital Market under the symbol “MYSZ”. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time of the Reverse Stock Split, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

3 Includes options to purchase 925,500 shares issued pursuant to the Company’s 2017 Equity Incentive Plan, which options are subject to approval by the Tel Aviv Stock Exchange (“TASE”). Excludes (i) options to purchase 1,230,000 shares issued pursuant to the Company’s 2017 Consultant Plan of which 390,000 are subject to TASE approval and 840,000 are subject to TASE approval and an increase in the common stock reserve pursuant to the 2017 Consultant Plan (see Proposal 1) and (ii) options to purchase an aggregate of 150,000 shares issued pursuant to the 2017 Consultant Plan which are subject to approval by TASE and an increase in the common stock reserve pursuant to the 2017 Consultant Plan (see Proposal 1).

4 Warrants to purchase 888,888 shares are subject to approval by TASE.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s Common Stock under the Company’s Certificate of Incorporation. (A separate proposal approved by the Stockholders, however, approved an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 50,000,000 to 100,000,000. See Proposal 2.) Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. Currently, under our Certificate of Incorporation, our authorized capital stock consists of 50,000,000 shares of Common Stock.

Subject to limitations imposed by NASDAQ, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time.  The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).  No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.  Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below.  Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares.  Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.  If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates.  All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number.

If the Board of Directors determines to arrange for the disposition of fractional interests by stockholders entitled thereto or to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the Board of Directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from either: (i) the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon due surrender of any certificate previously representing a fractional share, in an amount equal to such holder's fractional share based upon the closing sale price of the Common Stock on the trading day immediately prior to the Effective Time as reported on the NASDAQ Capital Market, or other principal market of the Common Stock, as applicable, as of the date the Reverse Stock Split is effected; or (ii) the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board of Directors determines to dispose of fractional interests pursuant to clause (ii) above, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of Common Stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent's open market sales of shares that would otherwise be fractional shares.

The ownership of a fractional share interest following the Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the cash payment, or, if the Board of Directors so determines, to receive the number of shares rounded up to the next whole number, as described above.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent's instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Effect of the Reverse Stock Split on Employee and Consultant Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The Reverse Stock Split Amendment will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet, on aggregate, will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this information statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC, excluding exhibits, is being mailed to Stockholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-K free of charge to any Stockholder upon written request to the Company at 3 Arava St., pob 1026, Airport City, Israel 7010000. Attn: Or Kles, Chief Financial Officer. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s voting securities.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to Stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 3 Arava St., pob 1026, Airport City, Israel 7010000. Attn: Or Kles, Chief Financial Officer, or call the Company 972-3-600-9030 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,

/s/ Eli Walles
Eli Walles
Chairman of the Board

Appendix A

Certificate of Amendment

of

Amended and Restated Certificate of Incorporation

of

My Size, Inc.

Under Section 242 of the Delaware General Corporation Law

My Size, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by replacing FIFTH in its entirety with the following:

FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred million (100,000,000) shares of common stock with a par value of $0.001 per share (the “Common Stock”). The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for consideration as may be fixed by the Corporation’s Board of Directors (the “Board of Directors”).

SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of _________, 201__.

Ronen Luzon, CEO

Appendix B

Certificate of Amendment

of

Amended and Restated Certificate of Incorporation

of

My Size, Inc.

Under Section 242 of the Delaware General Corporation Law

My Size, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by replacing FIFTH in its entirety with the following:

FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred million 100,000,000 shares of common stock with a par value of $0.001 per share (the “Common Stock”). The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for consideration as may be fixed by the Corporation’s Board of Directors (the “Board of Directors”).

The foregoing amendment shall be effective as of _____ a.m., New York City time on _____, 201__ (the “Effective Time”), every _____ (_____) shares of the Corporation’s Common Stock (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one (1) share of common stock, par value $0.001 per share, of the Corporation (the “New Common Stock”) (such formula herein, the “Determined Ratio”). Further, every right, option and warrant to acquire shares of Old Common Stock outstanding immediately prior to the Effective Time shall, as of the Effective Time and without any further action, automatically be reclassified into the right to acquire one (1) share of New Common Stock based on the Determined Ratio of shares of Old Common Stock to shares of New Common Stock, but otherwise upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately adjusted).

Notwithstanding the immediately preceding paragraph, the Corporation shall not be required to issue or deliver any fractional shares of New Common Stock. At the Effective Time any such fractional interest in such shares of New Common Stock shall be [converted into the right to receive, an amount in cash, without interest, determined by multiplying (i) the closing sale price of the Common Stock (on a post-reverse-split basis as adjusted for the amendment effected hereby) on the trading day immediately prior to the Effective Time as reported on The Nasdaq Capital Market by (ii) such fractional share interest to which the holder would otherwise be entitled]/[rounded up to the next whole share]. Shares of Common Stock that were outstanding prior to the Effective Time and that are not outstanding after the Effective Time shall resume the status of authorized but unissued shares of Common Stock.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive [cash]/[whole shares] in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any [cash]/[whole share] in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.

SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of _________, 201__.

Ronen Luzon, CEO